Line of Credit	3 Months Ended
Mar. 31, 2013
Line of Credit Facility [Abstract]
Debt Disclosure [Text Block]
Line of Credit
In December 2011, we entered into a secured revolving credit facility with Access Business Finance LLC, pursuant to which we, through two of our wholly owned subsidiaries, Jones Soda (Canada) Inc. and Jones Soda Co. (USA) Inc., may borrow up to $2.0 million, subject to satisfaction of certain conditions.
Under this credit facility, we may periodically request advances for up to 75% of our eligible accounts receivable, bearing interest at the prime rate plus 2%, but no less than 5.25% per annum, with a minimum facility payment of $2,500 per month unless we borrow on the facility, in which case the minimum facility payment is $5,000 per month. As of March 31, 2013, we had approximately $794,000 available for borrowing under this credit facility based on eligible accounts receivable. The credit facility has a current term expiring December 27, 2013, which will be automatically extended for successive terms of 1 year unless either party gives notice of non-renewal. The credit facility is guaranteed by us and is secured by a first priority security interest in all of our assets. The credit facility contains customary representations and warranties as well as affirmative and negative covenants. We were in compliance with all debt covenants as of March 31, 2013.
For the three months ended March 31, 2013, we did not borrow on this credit facility.
We paid a $20,000 loan fee in December 2011, upon execution of the credit facility, and an additional $20,000 loan fee in December 2012 upon the annual renewal. For each future annual renewal, we will be required to pay a further $20,000 loan fee. Additionally, upon our initial borrowing on the credit facility, we will issue Access a warrant to purchase $50,000 in shares of our common stock with an exercise price equal to the 20 days trailing average closing price from the date of the initial borrowing.